Exhibit 10.17(c)

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT is entered into as of May 19, 2011 by and among ERICKSON AIR-CRANE INCORPORATED, a Delaware corporation, the Lenders signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

RECITALS

Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 24, 2010 (as previously amended, the “Credit Agreement”).  Borrower, Administrative Agent and Required Lenders desire to amend the Credit Agreement in the manner set forth below.  All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Required Lenders hereby agree as follows:

1.                                      Waiver.  Borrower has failed to comply with the following requirements of the Credit Agreement:  (a) Section 7.13(d) of the Credit Agreement, (b) Section 6.01 of the Credit Agreement for the fiscal quarter and the fiscal year ended December 31, 2010 and (c) Section 6.02 of the Credit Agreement with respect to financial statements required by Section 6.01 of the Credit Agreement for the fiscal quarter and the fiscal year ended December 31, 2010 (collectively, the “Existing Defaults”).  The Existing Defaults are hereby waived.

2.                                      Interest Rate; Additional L/Cs.  Notwithstanding the foregoing waiver of Existing Defaults:  (a) interest shall continue at the Applicable Rate plus 200 basis points; and (ii) until June 4, 2011, L/C Issuer may, in its sole discretion, issue Letters of Credit or amendments thereto, upon Borrower’s request, but shall not be obligated to do so.

3.                                      Additional Financing.  On or before May 20, 2011, Borrower shall deliver to Administrative Agent a commitment for at least $10,000,000 of subordinated financing of Borrower to be funded not later than June 3, 2011 from one or more Persons acceptable to, and on terms acceptable to, Required Lenders (the “Additional Financing Commitment”).  On or before June 3, 2011, the Additional Financing Commitment shall have funded and at least $10,000,000 of the proceeds thereof applied to the Obligations in such manner as determined by the Required Lenders.

4.                                      Updated Cash Flow Projections.  On the first Business Day of each week, Borrower shall provide Administrative Agent with an updated version of the 2011 Weekly Cash Flow Projection and Cash Flow/Revolver Availability Analysis posted on DebtX on May 3, 2011.

5.                                      Ql 2011 Financials.  On or before June 3, 2011, Borrower shall deliver to Administrative Agent a review prepared by Borrower’s independent certified public accountants of Borrower’s financial statements for the quarter ending March 31, 2011, which review shall be in form and substance acceptable to Required Lenders.  Based on such reviewed financial statements, Borrower shall deliver the Compliance Certificate required by Section 6.02(a) of the Credit Agreement on or before June 3, 2011 and compliance with the financial covenants in Section 7.13 of the Credit Agreement as of the end of the fiscal quarter ending March 31, 2011 shall be determined based on such reviewed financial statements and accompanying Compliance Certificate.

6.                                      Swing Line Loan Clean-Up.  The penultimate sentence of Section 2.04(a) of the Credit Agreement is amended in its entirety to read as follows:  “Except during the month of May, 2011, Borrower shall reduce the outstanding principal balance of the Swing Line Loans to not more than $1,000,000 on the 15th day and last day of each month.”

7.                                      Amendment Fee.  Upon the execution of this amendment, Borrower shall pay to Administrative Agent, for the ratable benefit of each Lender consenting to this amendment (the “Consenting Lenders”), an amendment fee of $168,750.

8.                                      Ratification.  Except as otherwise provided in this Third Amendment, all of the provisions of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect.

9.                                      Effective Date.  This Third Amendment shall be effective as of the date first written above upon execution and delivery hereof by Borrower, Administrative Agent and the Required Lenders and by the Guarantors of the Consent and Acknowledgement of Guarantors and Borrower’s payment of the amendment fee provided in Section 7 above.

10.                               GENERAL RELEASE.  IN CONSIDERATION OF THE BENEFITS PROVIDED TO BORROWER UNDER THE TERMS AND PROVISIONS HEREOF, BORROWER AND GUARANTORS HEREBY AGREE AS FOLLOWS (“GENERAL RELEASE”):

(A)                               EACH BORROWER AND GUARANTOR, FOR ITSELF AND ON BEHALF OF ITS RESPECTIVE SUCCESSORS AND ASSIGNS, DOES HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE EACH CONSENTING LENDER, ALL OF CONSENTING LENDERS’ PREDECESSORS IN INTEREST, AND ALL OF CONSENTING LENDERS’ PAST AND PRESENT OFFICERS, DIRECTORS, ATTORNEYS, AFFILIATES, EMPLOYEES AND AGENTS, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, OBLIGATIONS, LIABILITIES, INDEBTEDNESS, BREACHES OF CONTRACT, BREACHES OF DUTY OR OF ANY RELATIONSHIP, ACTS, OMISSIONS, MISFEASANCE, MALFEASANCE, CAUSES OF ACTION, DEFENSES, OFFSETS, DEBTS, SUMS OF MONEY, ACCOUNTS, COMPENSATION, CONTRACTS, CONTROVERSIES, PROMISES, DAMAGES, COSTS, LOSSES AND EXPENSES, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH

HEREIN AT LENGTH (EACH, A “RELEASED CLAIM” AND COLLECTIVELY, THE “RELEASED CLAIMS”), THAT BORROWER OR ANY GUARANTOR NOW HAS OR MAY ACQUIRE AS OF THE DATE HEREOF (THE “RELEASE DATE”), INCLUDING WITHOUT LIMITATION, THOSE RELEASED CLAIMS IN ANY WAY ARISING OUT OF, CONNECTED WITH OR RELATED TO ANY AND ALL PRIOR CREDIT ACCOMMODATIONS, IF ANY, PROVIDED BY ANY CONSENTING LENDER, OR ANY OF CONSENTING LENDERS’ PREDECESSORS IN INTEREST, TO BORROWER OR ANY GUARANTOR, AND ANY AGREEMENTS, NOTES OR DOCUMENTS OF ANY KIND RELATED THERETO OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY, OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN OR THEREIN.

(B)                               EACH BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES, REPRESENTS AND WARRANTS TO CONSENTING LENDERS THAT IT AGREES TO ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS THAT ARE RELEASED BY THE PROVISIONS OF THIS GENERAL RELEASE IN FAVOR OF CONSENTING LENDERS, AND EACH BORROWER AND GUARANTOR HEREBY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS THAT IT MIGHT OTHERWISE HAVE UNDER ANY LAW WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES AND RELEASED CLAIMS.

(C)                               EACH PERSON SIGNING BELOW ON BEHALF OF BORROWER OR ANY GUARANTOR ACKNOWLEDGES THAT HE OR SHE HAS READ EACH OF THE PROVISIONS OF THIS GENERAL RELEASE.  EACH SUCH PERSON FULLY UNDERSTANDS THAT THIS GENERAL RELEASE HAS IMPORTANT LEGAL CONSEQUENCES, AND EACH SUCH PERSON REALIZES THAT HE OR SHE IS CAUSING BORROWER AND/OR ONE OR MORE GUARANTORS TO RELEASE ANY AND ALL RELEASED CLAIMS THAT IT AND/OR THEY MAY HAVE AS OF THE RELEASE DATE.  EACH BORROWER AND GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO OBTAIN A LAWYER’S ADVICE CONCERNING THE LEGAL CONSEQUENCES OF EACH OF THE PROVISIONS OF THIS GENERAL RELEASE.

(D)                               EACH BORROWER AND GUARANTOR HEREBY SPECIFICALLY ACKNOWLEDGES AND AGREES THAT:  (I) NONE OF THE PROVISIONS OF THIS GENERAL RELEASE SHALL BE CONSTRUED AS OR CONSTITUTE AN ADMISSION OF ANY LIABILITY ON THE PART OF ANY CONSENTING LENDER OR OTHER PERSON RELEASED HEREBY; (II) THE PROVISIONS OF THIS GENERAL RELEASE SHALL CONSTITUTE AN ABSOLUTE BAR TO ANY RELEASED CLAIM OF ANY KIND, WHETHER ANY SUCH RELEASED CLAIM IS BASED ON CONTRACT, TORT, WARRANTY, MISTAKE OR ANY OTHER THEORY, WHETHER LEGAL, STATUTORY OR EQUITABLE; AND (III) ANY ATTEMPT TO ASSERT A RELEASED CLAIM BARRED BY THE PROVISIONS OF THIS GENERAL RELEASE SHALL SUBJECT BORROWER AND GUARANTORS TO THE PROVISIONS OF APPLICABLE LAW SETTING FORTH THE REMEDIES FOR THE

BRINGING OF GROUNDLESS, FRIVOLOUS OR BASELESS CLAIMS OR CAUSES OF ACTION.

11.                               One Agreement.  The Credit Agreement, as modified by the provisions of this Third Amendment, shall be construed as one agreement.

12.                               Counterparts.  This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Third Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed as of the date first written above.

BORROWER:	ERICKSON AIR-CRANE INCORPORATED

	By:	/s/ Charles E. Ryan
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT and	WELLS FARGO BANK, NATIONAL
LENDER:	ASSOCIATION

	By:	/s/ James R. Bedmark
	Title:	Senior Vice President

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ David Opatrny
	Title:	Assistant Vice President

LENDER:	BANK OF THE WEST

By:
Title:

LENDER:	UNION BANK, N.A.

	By:	/s/ Bette McCole
	Title:	Vice President

LENDER:	BANK OF AMERICA, N.A.

By:
Title:

CONSENT AND ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned hereby (a) acknowledges receipt of a copy of the foregoing Third Amendment to Credit Agreement and consents to each modification of the Credit Agreement contained herein, (b) reaffirms its obligations and waivers under its Continuing Guaranty dated as of June 24, 2010, (c) acknowledges that its obligations under its Continuing Guaranty are legal, valid and binding obligations enforceable in accordance with their terms and that it has no defense, offset, claim or counterclaim with respect to any of its obligations thereunder and (d) joins in and agrees to be bound by all of the terms and provisions of the General Release contained in Section 10 of the foregoing Third Amendment.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Acknowledgment to be duly executed and delivered by its duly authorized signatory as of the date first written above.

GUARANTOR:	DUTCH AIR-CRANE B.V.

	By:	/s/ Udo Rieder
	Title:	Director

GUARANTOR:	ERICKSON AIR-CRANE (MALAYSIA) SDN BHD.

	By:	/s/ Udo Rieder
	Title:	Director